Exhibit 10.37
AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT
THIS AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED CREDIT AND SECURITY AGREEMENT, dated as of June 12, 2012 (this “Amendment”), is by and among:
(a)    RED BIRD RECEIVABLES, LLC, a Delaware limited liability company formerly known as Red Bird Receivables, Inc., a Delaware corporation (“Borrower”),
(b)    INTERNATIONAL PAPER COMPANY, a New York corporation (“International Paper” and, together with Borrower, the “Loan Parties” and each, a “Loan Party”), as Servicer,
(c)    JUPITER SECURITIZATION COMPANY LLC, a Delaware limited liability company (together with its successors, “Jupiter”), and JPMORGAN CHASE BANK, N.A., in its capacity as a Liquidity Bank to Jupiter (together with its successors, “JPMorgan” and, together with Jupiter, the “Jupiter Group”),
(d)    STARBIRD FUNDING CORPORATION, a Delaware corporation (together with its successors, “Starbird”), and BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as a Liquidity Bank to Starbird (together with its successors, “BNP Paribas” and, together with Starbird, the “Starbird Group”),
(e)    WORKING CAPITAL MANAGEMENT CO., L.P., a California limited partnership (together with its successors, “WCM”), and MIZUHO CORPORATE BANK, LTD., in its capacity as a Liquidity Bank to WCM (together with its successors, “Mizuho” and, together with WCM, the “WCM Group”),
(f)    ATLANTIC ASSET SECURITIZATION LLC, a Delaware limited liability company (together with its successors, “Atlantic”), and CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH), in its capacity as a Liquidity Bank to Atlantic (together with its successors, “CACIB” and, together with Atlantic, the “Atlantic Group”),
(g)    CAFCO, LLC, a Delaware limited liability company (together with its successors, “CAFCO” and, together with Jupiter, Starbird, WCM and Atlantic, the “Conduits”), and CITIBANK, N.A., in its capacity as a Liquidity Bank to CAFCO (together with its successors, “Citibank” and, together with CAFCO, the “CAFCO Group”),

(h)    BANK OF AMERICA, N.A., a national association (together with its successors, “BOA”) in its capacity as a Liquidity Bank (the “BOA Group”),
(i)    JPMORGAN CHASE BANK, N.A., in its capacity as agent for the Jupiter Group (together with its successors in such capacity, the “Jupiter Agent” or a “Co-Agent”), BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, in its capacity as agent for the Starbird Group (together with its successors in such capacity, the “Starbird Agent” or a “Co-Agent”), MIZUHO CORPORATE BANK, LTD., in its capacity as agent for the WCM Group (together with its successors in such capacity, the “WCM Agent” or a “Co-Agent”), CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, in its capacity as agent for the Atlantic Group (together with its successors in such capacity, the “Atlantic Agent” or a “Co-Agent”), BANK OF AMERICA, N.A., in its capacity as agent for the BOA Group (together with its successors in such capacity, the “BOA Agent” or a “Co-Agent”) and CITIBANK, N.A., in its capacity as agent for the CAFCO Group (together with its successors in such capacity, the “CAFCO Agent” or a “Co-Agent”), and
(j)    CITICORP NORTH AMERICA, INC., as administrative agent for the Jupiter Group, the Starbird Group, the WCM Group, the Atlantic Group, the CAFCO Group, the BOA Group and the Co-Agents (in such capacity, together with any successors thereto in such capacity, the “Administrative Agent” and together with each of the Co-Agents, the “Agents”).
Capitalized terms used and not otherwise defined herein shall have the meanings attributed thereto in the Credit Agreement (as defined below).
PRELIMINARY STATEMENTS
WHEREAS, the parties hereto are parties to that certain Second Amended and Restated Credit and Security Agreement, dated as of March 13, 2008, as amended (as hereby and hereafter amended, restated or otherwise modified from time to time, the “Credit Agreement);
WHEREAS, the Loan Parties desire to amend the Credit Agreement as hereinafter set forth; and
WHEREAS, the Agents are willing to agree to such amendments on the terms and subject to the conditions set forth in this Amendment;
NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

1.Amendments. Effective on the date hereof, upon satisfaction of each of the conditions precedent set forth in Section 3 below, the parties hereto agree to amend the Credit Agreement as follows:
1.1.    The definition of “Indebtedness” appearing in Exhibit I to the Credit Agreement is hereby amended to add the following sentence at the end thereof:
Notwithstanding anything herein to the contrary, and solely for purposes of calculating the ratio of Total Debt to Total Capital set forth in Section 9.1(n)(i), “Indebtedness” shall exclude all Nonrecourse Financial Liabilities of Special Purpose Entities as defined in International Paper’s financial statements delivered pursuant to Section 7.1(a).
2.    Representations and Warranties. As an inducement to the Agents and the Lenders to enter into this Amendment, Borrower hereby represents and warrants to each of them as follows:
(i)    the representations and warranties set forth in Section 6.1 of the Credit Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date; and
(ii)    no event has occurred and is continuing that constitutes an Amortization Event, and no event has occurred and is continuing that constitutes an Unmatured Amortization Event.
3.    Conditions Precedent. This Amendment shall become effective as of the date first above written upon execution and delivery to the Administrative Agent’s counsel of the Amendment.
4.    Miscellaneous.
(a)    CHOICE OF LAW. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW.
(b)    Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
(c)    Ratification. Except as expressly amended hereby, the Credit Agreement remains unaltered and in full force and effect and is hereby ratified and confirmed.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their duly authorized officers as of the date hereof.
RED BIRD RECEIVABLES, LLC
By:    /s/ Phillip M. Sisneros
    Name:    Phillip M. Sisneros
    Title:    President

INTERNATIONAL PAPER COMPANY, AS SERVICER

By:    /s/ Errol A. Harris
    Name:    Errol A. Harris
    Title:    Vice President & Treasurer

JUPITER SECURITIZATION COMPANY LLC

By: JPMorgan Chase Bank, N.A., its Attorney-In-Fact
By:    /s/ John Kuhns
    Name:    John Kuhns
    Title:    Executive Director
JPMORGAN CHASE BANK, N.A., as a Liquidity Bank and as Jupiter Agent
By:    /s/ John Kuhns
    Name:    John Kuhns
    Title:    Executive Director

STARBIRD FUNDING CORPORATION
By:    /s/ David V. DeAngelis
    Name:    David V. DeAngelis
    Title:    Vice President
BNP PARIBAS, ACTING THROUGH ITS NEW YORK BRANCH, as Liquidity Bank and as Starbird Agent
By:    /s/ Philippe Mojon
    Name:    Philippe Mojon
    Title:    Director
By:    /s/ Doo-Sik Nam
    Name:    Doo-Sik Nam
    Title:    Vice President

ATLANTIC ASSET SECURITIZATION LLC

By:    Credit Agricole Corporate and Investment Bank, as Attorney-In-Fact
By:    /s/ Sam Pilcer
    Name:    Sam Pilcer
    Title:    Managing Director
By:    /s/ Kostantina Kourmpetis
    Name:    Kostantina Kourmpetis
    Title:    Managing Director
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as Liquidity Bank and as Atlantic Agent
By:    /s/ Sam Pilcer
    Name:    Sam Pilcer
    Title:    Managing Director
By:    /s/ Kostantina Kourmpetis
    Name:    Kostantina Kourmpetis
    Title:    Managing Director

WORKING CAPITAL MANAGEMENT CO., L.P.
By:    /s/ Shinichi Nochiide
    Name:    Shinichi Nochiide
    Title:    Authorized Signatory
MIZUHO CORPORATE BANK, LTD., as a Liquidity Bank and as WCM Agent
By:    /s/ Leon Mo
    Name:    Leon Mo
    Title:    Authorized Signatory

BANK OF AMERICA, N.A., as a BOA Agent and as a Liquidity Bank
By:    /s/ Nina Austin
    Name:    Nina Austin
    Title:    Vice President

CAFCO, LLC

BY: CITIBANK, N.A., ITS ATTORNEY-IN-FACT
By:    /s/ Steffen Lunde
    Name:    Steffen Lunde
    Title:    Vice President
CITICORP NORTH AMERICA, INC., as Administrative Agent
By:    /s/ Steffen Lunde
    Name:    Steffen Lunde
    Title:    Vice President
CITIBANK, N.A.,
as CAFCO Agent and as a Liquidity Bank
By:    /s/ Steffen Lunde
    Name:    Steffen Lunde
    Title:    Vice President